EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

EMCORE CORPORATION

and

WORLDWATER AND POWER CORP.

___________________

Dated as of November 29, 2006

Table of Contents

1. Certain Definitions.

2. Shelf Registration Statements.

3. Additional Demand Registrations.

4. Piggyback Registrations.

5. Other Registrations

6. Selection of Underwriters.

7. Holdback Agreements.

8. Lock - Up

9. Procedures.

10. Registration Expenses.

11. Indemnification.

12. Liquidated Damages.

13. Rule 144.

14. Transfer of Registration Rights.

15. Conversion or Exchange of Other Securities.

16. Miscellaneous.

REGISTRATION RIGHTS AGREEMENT dated as of November 29, 2006, by and between WorldWater and Power Corp., a Delaware corporation (the "Company"), and EMCORE Corporation, a New Jersey corporation (the "Investor").

In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.  Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

"Affiliate" of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

"Blackout Period" has the meaning set forth in Section 9(e) hereof.

"Business Day" means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

"Certificate of Designation" means the Certificate of Amendment to Designate the Preferred Stock (as defined below), filed with the Secretary of State of Delaware.

"Common Stock" means common stock, par value $0.001 per share, in the Company.

"Company" has the meaning set forth in the introductory paragraph and includes any other person referred to in the second sentence of Section 16(c) hereof.

"Damages Payment Date" means the first Business Day of each month.

"Delay Period" has the meaning set forth in Section 3(d) hereof.

"Demand Registration" has the meaning set forth in Section 3(a) hereof.

"Demand Registration Statement" has the meaning set forth in Section 3(a) hereof.

"Demand Request" has the meaning set forth in Section 3(a) hereof.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Full Cooperation" means, in connection with any underwritten offering, where, in addition to the cooperation otherwise required by this Agreement, (a) members of senior management of the Company (including the chairman of the Company's board of directors, the chief executive officer and the chief financial officer) fully cooperate with the underwriter(s) in connection therewith and make themselves available to participate in "road-show" and other customary marketing activities in such locations (domestic and foreign) as recommended by the underwriter(s) (including one-on-one meetings with prospective purchasers of the Registrable Securities) and (b) the Company prepares preliminary and final prospectuses (preliminary and final prospectus supplements in the case of an offering pursuant to the Shelf Registration Statement) for use in connection therewith containing such additional information as reasonably requested by the underwriter(s) (in addition to the minimum amount of information required by law, rule or regulation).

"Fully Marketed Underwritten Offering" means an underwritten offering in which there is Full Cooperation.

"Governmental Entity" means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

"Investment Agreement" means the Investment Agreement, dated November 29, 2006, between the Company and the Investor.

"Investor" has the meaning set forth in the introductory paragraph.

"Liquidated Damages" has the meaning set forth in Section 12 hereof.

"Nasdaq" means the Nasdaq quotation system, or any successor reporting system.

"Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

"Piggyback Registration" has the meaning set forth in Section 4(a) hereof.

"Piggyback Registration Statement" has the meaning set forth in Section 4(a) hereof.

"Preferred Stock" means the Series D Preferred Stock issued to the Investor pursuant to the Investment Agreement.

"Prospectus" means the prospectus or prospectuses forming a part of, or deemed to form a part of, or included in, or deemed included in, any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

"Registrable Securities" means (i) any shares of Common Stock owned by the Investor, (ii) the Warrant Shares, (iii) any Preferred Stock owned by the Investor, and (iv) any securities issued or issuable in respect of Common Stock or other capital stock referred to in clauses (i), (ii) and (iii) above by way of conversion, exercise or exchange, or upon any stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization or otherwise.

"Registration Default" has the meaning set forth in Section 12 hereof.

"Registration Expenses" has the meaning set forth in Section 10(a) hereof.

"Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

"Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Shelf Registration Statement" has the meaning set forth in Section 2(a) hereof.

"Suspension Notice" has the meaning set forth in Section 9(e) hereof.

"Stock Repurchase" has the meaning set forth in Section 4(b) hereof.

"transferee" has the meaning set forth in Section 14(a) hereof.

"underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

"underwritten registration or underwritten offering" means an offering in which securities of the Company are sold to one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.

"Warrant Agreement" means the Warrant Agreement dated November 29, 2006, 2006, between the Company and the Investor.

"Warrant Shares" means the shares of the Company's Series D preferred stock issued or issuable upon exercise of the Warrants.

"Warrants" means the warrants to acquire shares of the Company's Series D preferred stock issued pursuant to the Warrant Agreement.

"Withdrawn Demand Registration" has the meaning set forth in Section 3(e) hereof.

2.  Shelf Registration Statements.

(a)  Right to Request Registration

(a)  Right to Request Registration

(i) No later than forty five (45) days after the date the Company receives a notice from the Investor (the "Investor Notice"), the Company shall file with the SEC a registration statement on such form under the Securities Act then available to the Company providing for the resale on a continuous basis, pursuant to Rule 415, by the Investor of such number of shares of Registrable Securities requested by the Investor to be registered thereby (including the Prospectus, amendments and supplements to the shelf registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such shelf registration statement, the "Shelf Registration Statement").  The Company agrees that if no other form is available to it at the time it receives the Investor Notice, it shall file with the SEC a registration statement on Form S-1 in order to comply with its obligations hereunder.

(ii) The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as soon as practicable but no later than one hundred and twenty (120) days of such filing.

(iii) The Company shall maintain the effectiveness of the Shelf Registration Statement for a period of at least five years in the aggregate plus the duration of any Blackout Period.

(iv) If the Shelf Registration Statement ceases to be effective for any reason as result of the issuance of a stop order by the SEC at any time, the Company shall use its best efforts to obtain the prompt withdrawal of any such order, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner expected to obtain the withdrawal of said order.

(v) The Company shall supplement and amend the Shelf Registration Statement if required by the applicable rules, regulations or instructions, if required by the Securities Act or if reasonably requested by the Investor.

(b)  Number of Fully Marketed Underwritten Offerings.

The Investor shall be entitled to request an aggregate of 1 Fully Marketed Underwritten Offering pursuant to the Shelf Registration Statement. If the Investor requests a Fully Marketed Underwritten Offering, the Company shall cause there to occur Full Cooperation in connection therewith. An underwritten offering shall not count as one of the permitted Fully Marketed Underwritten Offerings if there is not Full Cooperation in connection therewith or the Investor is not able to sell at least 50% of the Registrable Securities desired to be sold in such Fully Marketed Underwritten Offering. Except as provided in this Section 2(b), there shall be no limitation on the number of takedowns off the Shelf Registration Statement.

3.  Additional Demand Registrations.

(a)  Right to Request Registration

Any time after the date hereof, the Investor may request registration for resale under the Securities Act of all or part of the Registrable Securities (the "Demand Request") pursuant to a Registration Statement separate from the Shelf Registration Statement (a "Demand Registration"). As promptly as practicable after receipt of the Demand Request, but in any event within thirty (30) days of receipt of the Demand Requset, the Company shall file a registration statement registering for resale such number of shares of Registrable Securities held by the Investor as requested to be so registered (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a "Demand Registration Statement"). In connection with such Demand Registration, the Company shall cause there to occur Full Cooperation.

(b)  Number of Demand Registrations

The Investor will be entitled to request one (1) Fully Marketed Underwritten Offering pursuant to Section 3(a). A registration shall not count as the permitted Demand Registration pursuant to Section 3(a), (i) until the related Demand Registration Statement has become effective, (ii) if the Investor is not able to register and sell all of the Registrable Securities requested to be included in such registration, or (iii) if there was not Full Cooperation in connection therewith.

(c)  Priority on Demand Registrations. If the Demand Registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter shall advise the Company that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall include in such registration the maximum number of securities that such underwriter advises can be so sold without having such effect, allocated (i) first, to Registrable Securities requested by the Investor to be included in such registration and (ii) second, among all securities requested to be included in such registration by any other Persons (including securities to be sold for the account of the Company) allocated among such Persons in such manner as they may agree.

(d)  Restrictions on Demand Registrations

The Company may postpone the filing or the effectiveness of a Demand Registration Statement if, based on the good faith judgment of the Company's Board of Directors, such postponement is necessary in order to avoid premature disclosure of a matter the Board of Directors has determined would not be in the best interest of the Company to be disclosed at such time; provided, however, that the Investor requesting such Demand Registration Statement shall be entitled, at any time after receiving notice of such postponement and before such Demand Registration Statement becomes effective, to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as the permitted Demand Registration. The Company shall provide written notice to the Investor of, and detailed reasons for (x) any postponement of the filing or effectiveness of a Demand Registration Statement pursuant to this Section 3(d), (y) the Company's decision to file or seek effectiveness of such Demand Registration Statement following such postponement and (z) the effectiveness of such Demand Registration Statement. The Company may defer the filing or effectiveness of a particular Demand Registration Statement pursuant to this Section 3(d) only once during any twelve (12) month period. Notwithstanding the provisions of this Section 3(d), the Company may not postpone the filing or effectiveness of a Demand Registration Statement past the date that is the earliest of (a) the date upon which any disclosure of a matter the Board of Directors has determined would not be in the best interest of the Company to be disclosed is disclosed to the public or ceases to be material, (b) thirty (30) days after the date upon which the Board of Directors has determined such matter should not be disclosed and (c) such date that, if such postponement continued, would result in there being more than forty-five (45) days in the aggregate in any twelve (12) month period during which the filing or effectiveness of one or more Registration Statements has been so postponed. The period during which filing or effectiveness is so postponed hereunder is referred to as a "Delay Period."

(e)  Effective Period of Demand Registrations

After the Demand Registration filed pursuant to this Agreement has become effective, the Company shall use its best efforts to keep such Demand Registration Statement effective for a period of at least one hundred and eighty (180) days from the date on which the SEC declares such Demand Registration Statement effective plus the duration of any Delay Period and any Blackout Period, or such shorter period that shall terminate when all of the Registrable Securities covered by such Demand Registration Statement has been sold pursuant to such Demand Registration Statement in accordance with the plan of distribution set forth therein. If the Company shall withdraw the Demand Registration Statement pursuant to Section 3(d) hereof (a "Withdrawn Demand Registration"), the Investor shall be entitled to a replacement Demand Registration which (subject to the provisions of this Section 3) the Company shall use its best efforts to keep effective for a period commencing on the effective date of such Demand Registration and ending on the earlier to occur of the date (i) which is one hundred and eighty (180) days from the effective date of such Demand Registration and (ii) on which all of the Registrable Securities covered by such Demand Registration has been sold. Such additional Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

4.  Piggyback Registrations.

(a)  Right to Piggyback

Whenever the Company proposes to publicly sell or register for sale any of its common equity securities pursuant to a registration statement (a "Piggyback Registration Statement") under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), whether for its own account or for the account of one or more securityholders of the Company (a "Piggyback Registration"), the Company shall give prompt written notice to the Investor of its intention to effect such sale or registration and, subject to Sections 4(b) and 4(c), shall include in such transaction all Registrable Securities with respect to which the Company has received a written request from the Investor for inclusion therein within fifteen (15) days after the receipt of the Company's notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion, without prejudice to the Investor's right to immediately request a Demand Registration or Shelf Registration Statement hereunder. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 3 of this Agreement or a Shelf Registration Statement for purposes of Section 2 of this Agreement.

(b)  Priority on Primary Registrations

If a Piggyback Registration is initiated as an underwritten primary registration on behalf of the Company where the primary use of proceeds does not include the repurchase, redemption, acquisition or retirement of capital stock of the Company (a "Stock Repurchase"), and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such effect, allocated (i) first, to the securities the Company proposes to sell, (ii) second, to the Registrable Securities requested to be included therein by the Investor, and (iii) third, among other securities requested to be included in such registration by other security holders of the Company on such basis as such holders may agree among themselves and the Company.

(c)  Priority on Secondary Registrations

If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of the Company's securities other than Registrable Securities or on behalf of the Company where the use of proceeds includes a Stock Repurchase, and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such effect, allocated (i) first, to the securities requested to be included therein by the holder(s) requesting such registration if and to the extent that such holder(s) were granted registration rights by the Company prior to the date hereof and (ii) second, to the Registrable Securities requested to be included in such registration by the Investor, and (iii) third, the securities the Company proposes to sell and such other securities requested to be included by other security holders of the Company, on such basis as such holders may agree among themselves and the Company.

5.  Other Registrations

The Company shall not grant to any Person the right, other than as set forth herein and except to employees of the Company with respect to registrations on Form S-8 (or any successor forms thereto), to request the Company to register any securities of the Company except such rights as are not more favorable than or inconsistent with the rights granted to the Investor and that do not adversely affect the priorities set forth herein of the Investor.

6.  Selection of Underwriters.

If any of the Registrable Securities covered by a Demand Registration Statement or a Shelf Registration Statement is to be sold in an underwritten offering, the Investor shall have the right to select the managing underwriter(s) to administer the offering subject to the prior approval of the Company, which approval shall not be unreasonably withheld.

7.  Holdback Agreements.

The Company agrees not to, and shall exercise its best efforts to obtain agreements (in the underwriters' customary form) from its directors, executive officers and beneficial owners of five (5)% or more of the Company's outstanding voting stock not to, directly or indirectly offer, sell, pledge, contract to sell, (including any short sale), grant any option to purchase or otherwise dispose of any equity securities of the Company or enter into any hedging transaction relating to any equity securities of the Company during the one hundred and eighty (180) days beginning on the effective date of any underwritten Demand Registration Statement or any underwritten Piggyback Registration Statement or the pricing date of any underwritten offering pursuant to any Registration Statement (except as part of such underwritten offering or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the underwriter managing the offering otherwise agrees to a shorter period.

8.  Lock - Up

If requested by the Company and a managing underwriter, the Investor shall not sell or otherwise transfer or dispose of any Registrable Securities held by it (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act in connection with the public offering of securities of the Company; provided, however, that all officers and directors of the Company and all other persons holding two percent (2%) or more of the Company's outstanding stock enter into similar agreements. Notwithstanding the foregoing, if the underwriters waive any restrictions pursuant to this Section 8 as to any officer or director of the Company, such restrictions shall also be waived as to the Investor and the Registrable Securities.

9.  Procedures.

(a) In the event that the Investor requests that any Registrable Securities be sold or registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the Investor's intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)  prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; in any event not later than the time periods stated in Sections 2(a) and 3(a), if and as applicable, and before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including any prospectus supplement for a shelf takedown), furnish to the Investor and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Investor, the exhibits incorporated by reference, and the Investor (and the underwriter(s), if any) shall have the opportunity to review and comment thereon, and the Company will make such changes and additions thereto as reasonably requested by the Investor (and the underwriter(s), if any) prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(ii)  prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one hundred and eighty (180) days, in the case of a Demand Registration Statement or an aggregate of five years, in the case of a Shelf Registration Statement (plus, in each case, the duration of any Delay Period and any Blackout Period), or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor thereof set forth in such Registration Statement and, in the case of the Shelf Registration Statement, prepare such prospectus supplements containing such disclosures as may be reasonably requested by the Investor or any underwriter(s) in connection with each shelf takedown;

(iii)  furnish to the Investor such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as the Investor and any underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Securities, provided, however, that the Company shall have no obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by the Company;

(iv)  use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions (domestic or foreign) as the Investor and any underwriter(s) reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor and any underwriter(s) to consummate the disposition in such jurisdictions of the Registrable Securities (provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);

(v)  notify the Investor and any underwriter(s), at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of the Investor or any underwriter(s), the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)  in the case of an underwritten offering, (i) enter into such agreements (including underwriting agreements in customary form), (ii) take all such other actions as the Investor or the underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other Company personnel to cooperate with the Investor and the underwriter(s) in connection with performing due diligence) and (iii) cause its counsel to issue opinions of counsel in form, substance and scope as are customary in primary underwritten offerings, addressed and delivered to the underwriter(s) and the Investor;

(vii)  in connection with each Demand Registration pursuant to Section 3 and each Fully Marketed Underwritten Offering requested by the Investor under Section 2, cause there to occur Full Cooperation and, in all other cases, cause members of senior management of the Company to be available to participate in, and to cooperate with the underwriter(s) in connection with customary marketing activities (including select conference calls and one-on-one meetings with prospective purchasers);

(viii)  make available for inspection by the Investor, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Investor or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by the Investor, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(ix)  use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on Nasdaq or a national securities exchange selected by the Company;

(x)  provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(xi)  if requested, cause to be delivered, immediately prior to the pricing of any underwritten offering, immediately prior to effectiveness of each Registration Statement (and, in the case of an underwritten offering, at the time of closing of the sale of Registrable Securities pursuant thereto), letters from the Company's independent registered public accountants addressed to the Investor and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent registered public accountants delivered in connection with primary underwritten public offerings;

(xii)  make generally available to its Investors a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act; and

(xiii)  promptly notify the Investor and the underwriter or underwriters, if any:

(1)  when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)  of any written request by the SEC for amendments or supplements to the Registration Statement or any Prospectus or of any inquiry by the SEC relating to the Registration Statement;

(3)  of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4)  of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

(b) The Company represents and warrants that no Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that the Company makes no representation or warranty with respect to information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for use therein).

(c) The Company shall make available to the Investor (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such Registration Statement or to any of the documents incorporated by reference therein, and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as the Investor or any underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities. The Company will promptly notify the Investor of the effectiveness of each Registration Statement or any post-effective amendment or the filing of any supplement or amendment to such Shelf Registration Statement or of any Prospectus supplement. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, in any event not later than the timeframes stated in Sections 2(a) or 3(a) as and if applicable, and shall file an acceleration request, if necessary, immediately following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

(d)  The Company may require the Investor to furnish to the Company any other information regarding the Investor and the distribution of such securities as the Company reasonably determines, based on the advice of counsel, is required to be included in any Registration Statement.

(e) The Investor agrees that, upon notice from the Company of the happening of any event as a result of which the Prospectus included (or deemed included) in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a "Suspension Notice"), the Investor will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement for a reasonable length of time not to exceed ten (10) days (thirty (30) days in the case of an event described in Section 3(d)) until the Investor is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 9(a) hereof; provided, however, that such postponement of sales of Registrable Securities by the Investor shall not exceed forty-five (45) days in the aggregate in any 12 month period. If the Company shall give the Investor any Suspension Notice, the Company shall extend the period of time during which the Company is required to maintain the applicable Registration Statements effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date the Investor either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 9(a) (a "Blackout Period"). In any event, the Company shall not be entitled to deliver more than a total of three (3) Suspension Notices or notices of any Delay Period in any twelve (12) month period.

(f) The Company shall not permit any officer, director, underwriter, broker or any other person acting on behalf of the Company to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with any registration statement covering Registrable Securities, without the prior written consent of the Investor and any underwriter.

10.  Registration Expenses.

(a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees (including SEC registration fees and NASD filing fees), fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent's and registrar's fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all accountants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

(b) The Company shall pay, or shall reimburse the stockholders covered by such registration or sale for, the reasonable fees and disbursements of one law firm chosen by such stockholders as their counsel in connection with each Registration Statement and sale of Registrable Securities pursuant thereto. Notwithstanding anything to the contrary, such payment or reimbursement from the Company shall not exceed $35,000 per Registration Statement.

(c) The obligation of the Company to bear the expenses described in Section 10(a) and to pay or reimburse the Investor for the expenses described in Section 10(b) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of whether any of the foregoing shall occur.

11.  Indemnification.

(a) The Company shall indemnify, to the fullest extent permitted by law, the Investor and its officers, directors, employees and Affiliates and each Person who controls the Investor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus or any "issuer free writing prospectus" (as defined in Securities Act Rule 433) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable "blue sky" laws, except insofar as the same are made in reliance and in conformity with information relating to the Investor furnished in writing to the Company by the Investor expressly for use therein. In connection with an underwritten offering, the Company shall indemnify such underwriter(s), their officers, employees and directors and each Person who controls such underwriter(s) (within the meaning of the Securities Act) at least to the same extent as provided above with respect to the indemnification of the Investor.

(b) In connection with any Registration Statement in which the Investor is participating, the Investor shall furnish to the Company in writing such information as the Company reasonably determines, based on the advice of counsel, is required to be included in, any such Registration Statement or Prospectus and, shall indemnify, to the fullest extent permitted by law, the Company, its officers, employees, directors, Affiliates, and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Investor furnished in writing to the Company by the Investor expressly for use therein. In no event shall the liability of the Investor be greater in amount than the amount of net proceeds received by the Investor upon such sale.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e) If the indemnification provided for in or pursuant to this Section 11 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the Investor be greater in amount than the amount of net proceeds received by the Investor upon such sale.

12.  Liquidated Damages.

If (a) the Company fails to file the Registration Statement as required under the terms hereof, on or before the applicable dates specified above for such filing, (b) such Registration Statement is not declared effective by the SEC on or prior to the applicable dates specified above for such effectiveness, or (c) such Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with the resales of the Registrable Securities (each such event referred to in clauses (a) through (c) above a "Registration Default"), then the Company will pay liquidated damages to the Investor, with respect to the first ninety (90) day period immediately following the occurrence of such Registration Default in an amount equal to $0.35 per week per $1,000 amount of Registrable Securities held by the Investor ("Liquidated Damages"). The amount of Liquidated Damages will increase by an additional $0.20 per week per $1,000 amount of Registrable Securities with respect to each subsequent ninety (90) day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $3.00 per week per $1,000 amount of Registrable Securities. All accrued Liquidated Damages shall be paid on each Damages Payment Date by the Company, at the option of the Investor, either by wire transfer of immediately available funds to an account specified by the Investor or by federal funds check by mailing it to the Investor's registered address as it appears in the register of the Company. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.

13. Rule 144.

The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Investor may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such information and requirements.

14. Transfer of Registration Rights.

(a)  The Investor may transfer all or any portion of its then-remaining rights under this Agreement to any transferee who acquires at least 20% of the Investor's common stock or Preferred Stock (each, a "transferee"). Any transfer of registration rights pursuant to this Section 14 shall be effective upon receipt by the Company of (x) written notice from the Investor stating the name and address of any transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (y) a written agreement from the transferee to be bound by all of the terms of this Agreement. In connection with any such transfer, the term "Investor" as used in this Agreement shall, where appropriate to assign such rights to such transferee, be deemed to refer to the transferee holder of such Registrable Securities. The Investor and such transferees may exercise the registration rights hereunder in such proportion (not to exceed the then-remaining rights hereunder) as they shall agree among themselves.

(b)  After such transfer, the Investor shall retain its rights under this Agreement with respect to all other Registrable Securities owned by the Investor. Upon the request of the Investor, the Company shall execute a Registration Rights Agreement with such transferee or a proposed transferee substantially similar to the applicable sections of this Agreement.

15. Conversion or Exchange of Other Securities.

If the Investor offers Registrable Securities by forward sale, or any options, rights, warrants or other securities issued by it or any other person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities subject to such forward sale or underlying such options, rights, warrants or other securities shall be eligible for registration pursuant to Sections 2, 3 and 4 of this Agreement.

16. Miscellaneous.

(a)  Notices

. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission (with immediate telephone confirmation thereafter) and, in the case of the Investor, shall also be sent via e-mail,

If to the Company:

WorldWater and Power Corp.
Pennington Business Park
55 Route 31 South
Pennington, NJ 08534
Attention: Quentin T. Kelly
Facsimile No.: (609) 818-0720

with a copy to (which shall not constitute notice):

Salvo Landau Gruen & Rogers
510 Township Line Road, Suite 150
Blue Bell, Pennsylvania 19422
Attention: Stephen A. Salvo, Esq.
Facsimile No.: (215) 653-0383

If to the Investor:

EMCORE Corporation
145 Belmont Drive
Somerset, NJ 08873
Attention: Howard W. Brodie, Esq.
Facsimile No.: (732) 302-9783

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522
Attention: Thomas H. Kennedy, Esq.
Facsimile No.: (212) 735-2000

If to a transferee Investor, to the address of such transferee Investor set forth in the transfer documentation provided to the Company;

in each case with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522
Attention: Thomas H. Kennedy, Esq.
Facsimile No.: (212) 735-2000

or at such other address as such party each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon one Business Day after being deposited with a courier if delivered by courier, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

(b)  No Waivers

. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)  Successors and Assigns

. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If the outstanding Common Stock is converted into or exchanged or substituted for other securities issued by any other Person, as a condition to the effectiveness of the merger, consolidation, reclassification, share exchange or other transaction pursuant to which such conversion, exchange, substitution or other transaction takes place, such other Person shall automatically become bound hereby with respect to such other securities constituting Registrable Securities and, if requested by the Investor or a permitted transferee, shall further evidence such obligation by executing and delivering to the Investor and such transferee a written agreement to such effect in form and substance satisfactory to the Investor.

(d)  Governing Law

. The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New York), of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

(e)  Jurisdiction

. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 16(a) shall be deemed effective service of process on such party.

(f)  Waiver of Jury Trial

. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)  Counterparts; Effectiveness

. This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(h)  Entire Agreement

. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(i)  Captions

. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(j)  Severability

. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k)  Amendments

. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Investor.

(l)  Aggregation of Stock

. All Registrable Securities held by or acquired by any Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(m)  Remedies

. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that remedy of law would be adequate.

[Execution Page Follows]

IN WITNESS WHEREOF, this Registration rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

EMCORE Corporation

By: /s/ Howard W. Brodie
Name: Howard W. Brodie
Title: Chief Legal Officer, Executive Vice-President and Secretary

WorldWater & Power Corp.

By: /s/ Quentin T. Kelly
Name: Quentin T. Kelly
Title: Chairman